Monaker Group, Inc. - 10-Q

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Monaker Group, Inc. (the “Company”), on Form 10-Q for the quarter ended August 31, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Omar Jimenez, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-Q for the quarter ended August 31, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Quarterly Report on Form 10-Q for the quarter ended August 31, 2016, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 18, 2016	By:	/s/ Omar Jimenez
Omar Jimenez
Chief Financial Officer
(Principal Accounting/Financial Officer)
Monaker Group, Inc.